UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                        Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

                        (a)

                        ExxonMobil held its Annual Meeting of Shareholders on May 31, 2017, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

                        (b)

The shareholders elected each of the Board's eleven director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Susan K. Avery	2,716,814,951	98.5	42,739,700	872,741,998
Michael J. Boskin	2,635,099,386	95.5	124,451,237	872,741,998
Angela F. Braly	2,701,529,091	97.9	58,016,635	872,741,998
Ursula M. Burns	2,709,078,231	98.2	50,465,534	872,741,998
Henrietta H. Fore	2,660,532,672	96.4	99,021,114	872,741,998
Kenneth C. Frazier	2,000,271,324	72.5	759,284,464	872,741,998
Douglas R. Oberhelman	2,711,912,273	98.3	47,628,124	872,741,998
Samuel J. Palmisano	2,642,950,437	95.8	116,588,365	872,741,998
Steven S Reinemund	2,158,150,103	78.2	601,404,705	872,741,998
William C. Weldon	2,663,715,107	96.5	95,840,083	872,741,998
Darren W. Woods	2,639,128,189	95.6	120,428,210	872,741,998

The shareholders voted as set forth below on three management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,546,882,671	98.2%
Votes Cast Against:	65,046,308	1.8%
Abstentions:	20,217,475
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	1,868,351,125	68.5%
Votes Cast Against:	859,270,572	31.5%
Abstentions:	31,917,568
Broker Non-Votes:	872,741,998

Frequency of Advisory Vote on Executive Compensation:

Votes Cast for 1 Year:	2,414,661,290	88.2%
Votes Cast for 2 Years:	20,404,158	0.8%
Votes Cast for 3 Years:	302,037,602	11.0%
Abstentions:	22,367,498
Broker Non-Votes:	872,741,998

The shareholders voted as set forth below on nine shareholder proposals:

Independent Chairman:

Votes Cast For:	1,046,894,002	38.3%
Votes Cast Against:	1,685,240,603	61.7%
Abstentions:	27,341,560
Broker Non-Votes:	872,741,998

Majority Vote for Directors:

Votes Cast For:	1,250,287,504	45.8%
Votes Cast Against:	1,478,003,257	54.2%
Abstentions:	31,184,806
Broker Non-Votes:	872,741,998

Special Shareholder Meetings:

Votes Cast For:	1,092,151,788	40.1%
Votes Cast Against:	1,630,409,441	59.9%
Abstentions:	36,920,873
Broker Non-Votes:	872,741,998

Restrict Precatory Proposals:

Votes Cast For:	42,236,692	1.6%
Votes Cast Against:	2,680,700,324	98.4%
Abstentions:	36,525,004
Broker Non-Votes:	872,741,998

Report on Compensation for Women:

Votes Cast For:	211,703,584	7.9%
Votes Cast Against:	2,461,189,465	92.1%
Abstentions:	86,606,856
Broker Non-Votes:	872,741,998

Report on Lobbying:

Votes Cast For:	749,907,049	27.5%
Votes Cast Against:	1,972,541,558	72.5%
Abstentions:	37,048,522
Broker Non-Votes:	872,741,998

Increase Capital Distributions in Lieu of Investment:

Votes Cast For:	103,502,343	3.8%
Votes Cast Against:	2,609,747,605	96.2%
Abstentions:	46,248,456
Broker Non-Votes:	872,741,998

Report on Impacts of Climate Change Policies:

Votes Cast For:	1,673,974,439	62.1%
Votes Cast Against:	1,020,603,226	37.9%
Abstentions:	64,926,757
Broker Non-Votes:	872,741,998

Report on Methane Emissions:

Votes Cast For:	1,042,362,479	38.7%
Votes Cast Against:	1,651,596,600	61.3%
Abstentions:	65,537,658
Broker Non-Votes:	872,741,998

(d)

ExxonMobil will include an advisory vote on executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 6, 2017	By:	/s/ DAVID S. ROSENTHAL
---------------------------------------------
		Name:	David S. Rosenthal
		Title:	Vice President and Controller
(Principal Accounting Officer)